                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                January 23, 2002

                Date of Report (Date of earliest event reported)


                        NEW JERSEY RESOURCES CORPORATION

             (Exact name of registrant as specified in its charter)

           NEW JERSEY                  1-8359                22-2376465
  (State or other jurisdiction    (Commission File         (IRS Employer
       of incorporation)              Number)           Identification No.)

                    1415 Wyckoff Road, Wall, New Jersey 07719

               (Address of principal executive offices) (Zip code)

                                  732-938-1480

              (Registrant's telephone number, including area code)


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial statements of business acquired. Not applicable.

(b)      Pro forma financial information. Not applicable.

(c)      Exhibits:

         99.1 Press Release dated January 23, 2002 (furnished pursuant to
         Item 9).

Item 9.  REGULATION FD DISCLOSURE

On January 23, 2002, New Jersey Resources Corporation announced fiscal 2002 first quarter earnings, a three-for-two stock split and an increase to share repurchase plan, as more fully described in the press release, dated January 23, 2002, a copy of which is furnished as Exhibit 99.1 hereto. The press release is incorporated by reference in this Item 9. The furnishing of these materials is not intended to constitute a representation that such furnishing is required by Regulation FD or that the materials include material investor information that is not otherwise publicly available.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:   January 23, 2002                NEW JERSEY RESOURCES
                                         CORPORATION

                                         By:  /s/ OLETA J. HARDEN
                                              ----------------------------------
                                              Name:   Oleta J. Harden
                                              Title:  Senior Vice President,
                                                      General Counsel and
                                                      Corporate Secretary



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                                INDEX TO EXHIBITS

          EXHIBIT
          NUMBER            DESCRIPTION
          -------           -----------
           99.1             Press Release dated January 23, 2002 (furnished pursuant to (Item 9).




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